    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1998


                                                        REGISTRATION NO. 2-96887

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 4


                                       TO


                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------


                               BOWNE & CO., INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                   DELAWARE                                      13-2618477
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)



                               345 HUDSON STREET
                            NEW YORK, NEW YORK 10014
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)



                      BOWNE & CO., INC. STOCK OPTION PLAN


                           (FULL TITLES OF THE PLAN)


                             DOUGLAS F. BAUER, ESQ.
                         COUNSEL & CORPORATE SECRETARY
                               BOWNE & CO., INC.
                               345 HUDSON STREET
                            NEW YORK, NEW YORK 10014
                                 (212) 924-5500
(NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:

                           VINCENT PAGANO, JR., ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3909

                            ------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Post-Effective Amendment No. 4 is filed pursuant to Rule 414 of the Securities Act of 1933, as amended (the "Securities Act"), to notify the Securities and Exchange Commission that Bowne & Co., Inc., a New York corporation ("Bowne-New York") has been reincorporated from New York to Delaware by forming a new, wholly-owned Delaware subsidiary named Bowne & Co., Inc. ("Bowne-Delaware") and merging Bowne-New York with and into Bowne-Delaware, with Bowne-Delaware being the surviving corporation in the merger and being named Bowne & Co., Inc.



     In accordance with paragraph (d) of Rule 414 of the Securities Act, except as modified by this Post-Effective Amendment No. 4, Bowne-Delaware expressly adopts the registration statement filed on Form S-8 by Bowne-New York (File No. 2-96887) as its own registration statement for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission by the "Company" (or the "Registrant") are hereby incorporated in this Registration Statement by reference:

          (a) Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 1997 (file no. 1-5842).

          (b) Quarterly Report on Form 10-Q for the quarter ended March 31,
     1998.

          (c) Current Reports on Form 8-K filed June 23, 1998, June 25, 1998, July 1, 1998 and July 15, 1998.

          (d) The description of the Company's Common Stock contained in the Company's Current Report on Form 8-K filed with the Commission on June 23, 1998.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.


     The Company is a Delaware corporation. Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.



     Reference is also made to Section 145 of the DGCL which empowers a Delaware corporation to indemnify any person who was or is a party, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe the person's conduct was unlawful. A Delaware corporation may indemnify any person in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the person is adjudged to be liable to the corporation. Where a present or former officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify such person against the expenses (including attorney's fees) which such person actually and reasonably incurred.

     Article Ninth of the Company's Certificate of Incorporation, furthermore, provides that no director of the Company is personally liable to the Company or its stockholders for damages for any breach of duty as a director unless a judgment or other final adjudication adverse to him establishes that his acts or omissions involved bad faith, intentional misconduct, a knowing violation of law or certain expressly prohibited acts, or that he personally gained a financial profit or other advantage to which he was not legally entitled.


     Article VII of the Company's By-Laws provides that the Company shall indemnify all persons whom it shall have power to indemnify from and against all expenses, liabilities or other matters to the fullest extent permitted by the DGCL as from time to time amended.


     The Company also has liability insurance policies in effect which cover certain claims against officers and directors of the Company by reason of certain breaches of duty, neglect, errors or omissions committed by them in such capacities as officers and directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Shares of Common Stock previously granted to the Selling Stockholder under the Employment Agreement were granted in reliance upon Section 4(2) of the Securities Act of 1933.

ITEM 8.  EXHIBITS.


3(a)    Certificate of Incorporation (incorporated by reference to
        Exhibit 2 to the Company's Current Report on Form 8-K filed
        June 23, 1998)
3(b)    Certificate of Designations (incorporated by reference to
        Exhibit 3 to the Company's Current Report on Form 8-K filed
        June 23, 1998)
3(c)    By-Laws (incorporated by reference to Exhibit 4 to the
        Company's Current Report on Form 8-K filed June 23, 1998)
4(a)    Rights Agreement, dated as of June 19, 1998, between the
        Company and The Bank of New York (incorporated by reference to Exhibit 5 to the Company's Current Report on Form 8-K
        filed June 23, 1998)
   5    Opinion of Simpson Thacher & Bartlett regarding the legality of the common stock being registered (previously filed as
        Exhibit 5 to this Registration Statement (File No. 2-96887)
        and incorporated herein by reference)
23(a)   Consent of Ernst & Young LLP (incorporated by reference to
        Exhibit 23 to the Company's Annual Report on Form 10-K for
        the fiscal year ended December 31, 1997)
23(b)   Consent of Simpson Thacher & Bartlett (included in their
        opinion filed as Exhibit 5 hereto)
24      Power of Attorney

ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information set forth in this Registration Statement;

     provided, however, that the undertakings set forth in paragraphs (i) and
     (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
     Section 13(a) or Section 15(d) of the Exchange Act (and each filing of each plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


          (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Bowne & Co., Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the twelfth day of August, 1998.


                                          BOWNE & CO., INC.

                                          By      /s/ DOUGLAS F. BAUER
                                            ------------------------------------
                                            Douglas F. Bauer
                                            Counsel and Corporate Secretary



     Pursuant to the requirements of the Securities Act of 1933 as amended, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the twelfth day of August, 1998.



                     SIGNATURE                                             TITLE
                     ---------                                             -----

                         *                           Chairman of the Board of Directors and Chief
---------------------------------------------------  Executive Officer
                 Robert M. Johnson

                         *                           President and Chief Operating Officer (also
---------------------------------------------------  Director)
                  James P. O'Neil

              /s/ DENISE K. FLETCHER                 Senior Vice President and Chief Financial Officer
---------------------------------------------------  (Principal Financial and Accounting Officer)
                Denise K. Fletcher

                         *                           Director
---------------------------------------------------
                 Robert M. Conway

                         *                           Director
---------------------------------------------------
                  Edward H. Meyer

                         *                           Director
---------------------------------------------------
                H. Marshall Schwarz

                         *                           Director
---------------------------------------------------
                 Wendell M. Smith

                         *                           Director
---------------------------------------------------
                  Lisa A. Stanley

                         *                           Director
---------------------------------------------------
                   Vincent Tese

                         *                           Director
---------------------------------------------------
                  Richard R. West

              By /s/ DOUGLAS F. BAUER
  -----------------------------------------------
                 Douglas F. Bauer
                 Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT                                                                 SEQUENTIAL
NUMBER                        DESCRIPTION OF EXHIBIT                    PAGE NUMBER
-------                       ----------------------                    -----------
  3(a)     Certificate of Incorporation (incorporated by reference to
           Exhibit 2 to the Company's Current Report on Form 8-K filed
           June 23, 1998)
  3(b)     Certificate of Designations (incorporated by reference to
           Exhibit 3 to the Company's Current Report on Form 8-K filed
           June 23, 1998)
  3(c)     By-Laws (incorporated by reference to Exhibit 4 to the
           Company's Current Report on Form 8-K filed June 23, 1998)
  4(a)     Rights Agreement, dated as of June 19, 1998, between the
           Company and The Bank of New York (incorporated by reference to Exhibit 5 to the Company's Current Report on Form 8-K
           filed June 23, 1998)
    5      Opinion of Simpson Thacher & Bartlett regarding the legality of the common stock being registered (previously filed as
           Exhibit 5 to this Registration Statement (File No. 2-96887)
           and incorporated herein by reference)
 23(a)     Consent of Ernst & Young LLP (incorporated by reference to
           Exhibit 23 to the Company's Annual Report on Form 10-K for
           the fiscal year ended December 31, 1997)
 23(b)     Consent of Simpson Thacher & Bartlett (included in their
           opinion filed as Exhibit 5 hereto)
   24      Power of Attorney